THE KEYPORT CHARTER VARIABLE ANNUITY

Group and Individual Flexible Purchase Payment

Deferred Variable Annuity Contracts

Issued by

Variable Account A

of

Keyport Life Insurance Company

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Supplement dated September 4, 2001

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to

Prospectus dated May 1, 2001

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This supplement contains information concerning:

(1)	a new optional death benefit rider, the "Leveraged Earnings Death Benefit Rider", available for Certificates issued in some states,
(2)	new death benefit provisions, available in Certificates issued in some states, and
(3)	certain other changes, including revisions to the fee table and expense examples.

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The Leveraged Earnings Death Benefit rider described in Section I below will be offered as an optional rider for Contracts issued in all states except Connecticut, Florida, Illinois, Maryland, Minnesota, Missouri, Nevada, New Mexico, North Carolina, Oregon, Texas, Vermont, and Washington. If you live in one of these states, you or your salesperson should call 1-800-426-3750 to see whether the rider has been approved for sale in your state. The rider may not be added to a Certificate after issue. The changes described in Section I do not apply in states in which the Leveraged Earnings Death Benefit rider has not been approved.

The new death benefit provisions described in Section II below will be available in all Certificates issued on or after the date of this supplement in all states except Connecticut, Florida, Illinois, Maryland, Minnesota, Missouri, Nevada, New Mexico, North Carolina, Oregon, Texas, and Vermont. If you live in one of these states, you or your salesperson should call 1-800-426-3750 to see whether the new death benefit provisions have been approved for sale in your state. For Certificates issued in your state prior to approval and for Certificates issued in all states prior to the date of this supplement, the death benefit provisions described in the prospectus dated May 1, 2001 will apply.

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The fee table and expense example changes described below and the changes described in Section III are applicable as of the date of this supplement.

The table headed "Variable Account Annual Expenses" on page 7 of the prospectus is replaced in its entirety with the following:

Variable Account Annual Expenses

(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

Charge for Optional Guaranteed Income Benefit Rider:	.35%
(as a percentage of rider's benefit base amount as described in "Charge for the Guaranteed Income Benefit Rider")

Charge for Optional Enhanced Death Benefit Rider:	.10%

   (as a percentage of rider's benefit base amount as described in "Charge for the Enhanced    Death Benefit Rider". If you choose the Guaranteed Income Benefit rider and the Enhanced    Death Benefit rider, the charge for this rider will be .05% while both riders are in force. If    you later revoke the Guaranteed Income Benefit rider, thereafter the charge for this rider    will be .10%.)

Charge for Optional Leveraged Earnings Death Benefit Rider:	.15%
(as a percentage of rider's benefit base amount, as described in "Charge for the Optional Leveraged Earnings Death Benefit Rider")

_______________________________________________________________________________________

Examples #1 and #2 under the heading "Examples", beginning on page 10 of the prospectus, should be replaced with the following:

Example #1. For a Certificate that includes the three optional riders, if you surrender it at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described above continue throughout the period shown.

Sub-account	1 year	3 years	5 years	10 years

AIM Capital Appreciation	$ 98	$141	$198	$399
AIM International Equity	100	147	208	423
AIM Value	98	142	199	401
Alliance Growth & Income	99	145	204	414
Alliance Premier Growth	103	155	223	457
Alliance Technology	103	156	224	458
Alliance Worldwide Privatization	102	152	218	445
Fidelity Dynamic Capital Appreciation	104	159	230	472
Fidelity Equity Income	98	141	198	400
Fidelity Growth Opportunities	99	145	205	415
Colonial High Yield Securities	99	145	205	415
Colonial Small Cap Value	101	149	213	433
Colonial Strategic Income	100	146	207	421
Colonial U.S. Growth & Income	100	146	207	421
Crabbe Huson Real Estate	104	160	231	474
Liberty All-Star Equity	100	146	207	421
Liberty Newport Japan Opportunities	108	172	252	520
Liberty S&P 500 Index	97	139	194	390
Liberty Select Value	101	149	213	433
Liberty Value	100	146	207	420
Newport Tiger	104	158	228	469
Rydex Financial Services	104	160	231	474
Rydex Health Care	106	164	239	492
MFS Emerging Growth	100	148	210	427
MFS Investors Growth Stock	101	150	213	434
MFS Investors Trust	101	148	211	429
MFS New Discovery	102	154	221	452
Rydex OTC	104	160	232	476
Liberty Federal Securities	99	143	201	406
Stein Roe Balanced	99	143	201	407
Stein Roe Growth Stock	99	144	204	412
Stein Roe Money Market	95	133	183	366
Wanger Foreign Forty	104	160	231	474
Wanger International Small Cap	100	146	207	421
Wanger Twenty	103	157	226	463
Wanger U.S. Small Cap	104	159	229	470

Example #2. For a Certificate that includes the three optional riders, if you annuitize it or if you do not surrender it at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described above continue throughout the period shown.

Sub-account	1 year	3 years	5 years	10 years

AIM Capital Appreciation	$22	$ 86	$160	$399
AIM International Equity	24	92	171	423
AIM Value	22	87	161	401
Alliance Growth & Income Bond	23	90	167	414
Alliance Premier Growth	27	101	186	457
Alliance Technology	27	101	187	458
Alliance Worldwide Privatization	26	98	181	445
Fidelity Dynamic Capital Appreciation	28	105	193	472
Fidelity Equity Income	22	86	161	400
Fidelity Growth Opportunities	24	90	167	415
Colonial High Yield Securities	24	90	167	415
Colonial Small Cap Value	25	95	175	433
Colonial Strategic Income	24	92	170	421
Colonial U.S. Growth & Income	24	92	170	421
Crabbe Huson Real Estate	28	106	194	474
Liberty All-Star Equity	24	92	170	421
Liberty Newport Japan Opportunities	32	118	216	520
Liberty S&P 500 Index	22	84	156	390
Liberty Select Value	25	95	175	433
Liberty Value	24	91	169	420
Newport Tiger	28	104	192	469
Rydex Financial Services	28	106	194	474
Rydex Health Care	30	110	202	492
MFS Emerging Growth	25	93	173	427
MFS Investors Growth Stock	25	95	176	434
MFS Investors Trust	25	94	174	429
MFS New Discovery	27	100	184	452
Rydex OTC	29	106	195	476
Liberty Federal Securities	23	88	163	406
Stein Roe Balanced	23	88	164	407
Stein Roe Growth Stock	23	89	166	412
Stein Roe Money Market	20	78	146	366
Wanger Foreign Forty	28	106	194	474
Wanger International Small Cap	24	92	170	421
Wanger Twenty	28	103	189	463
Wanger U.S. Small Cap	28	104	192	470

Examples #3 and #4 in the prospectus do not reflect the cost of any of the three optional riders available for the Certificate.

I.	Optional Leveraged Earnings Death Benefit Rider

A.	The following language should be added to the section entitled "Deductions for Optional Riders" on page 25 of the prospectus:

If you purchase the Leveraged Earnings Death Benefit rider, the yearly charge for that rider will be .15%. As long as the rider remains in effect, the charge percentage for that rider is multiplied on each Certificate Anniversary by the rider's benefit base amount and the resulting dollar amount of the charge is deducted from the Certificate Value. A pro-rata portion of the charge amount is also deducted upon a total surrender unless the charge is waived, for example, because of death. (See "Optional Leveraged Earnings Death Benefit Rider" below.)

As stated above, the Leveraged Earnings Death Benefit option charge is a percentage of the rider's benefit base amount. The benefit base amount is at least equal to a portion of the standard death benefit. Since we charge for the standard death benefit as part of the mortality and expense risk charge, the option potentially charges again for the same benefit. If, however, the charge base for the rider did not include any portion of the standard death benefit, we would need to set the option charge higher than .15%.

B.	The following four sections should be added after the section entitled "Systematic Withdrawal and Systematic Investment Programs" on page 32 of the prospectus:

Optional Death Benefits

Subject to state availability, we offer two different death benefit rider options, which may increase the standard death benefit amount. You may elect both, either or neither. You may only elect an option at the time you purchase your Certificate. You may not elect the Enhanced Death Benefit option if the Covered Persons are all over attained age 75 on the Certificate Date or the option is not available in your state. You may not elect the Leverage Earnings Death Benefit option if all Covered Persons are attained age 85 or older on the Certificate Date or the option is not available in your state.

Your election of the Leveraged Earnings Death Benefit rider is irrevocable while your election of the Enhanced Death Benefit rider is revocable only within 30 days after the seventh Certificate Anniversary. We will deduct a rider's charge while the Certificate and rider remains in effect until the Income Date. You should carefully consider whether electing an optional Death Benefit is right for you.

Optional Leveraged Earnings Death Benefit Rider

Under this option, upon the death of any Covered Person who was not attained age 85 or older as of the Certificate Date, the death benefit will be the Leveraged Earnings Death Benefit. If you have also elected the optional Enhanced Death Benefit rider, the death benefit will be the Enhanced Death Benefit plus the amount, if any, by which the Leveraged Earnings Death benefit exceeds the standard death benefit.

The Leveraged Earnings Death Benefit equals the sum of:

o	the standard death benefit; plus

o	a percentage of the lesser of
(i)	purchase payments less withdrawals, and

(ii)	Certificate Value less purchase payments. (minimum $0)

The applicable percentage depends on the attained age of the Covered Person as of the Certificate Date, as shown in the following table.

Attained Age as of the Certificate Date	Applicable Percentage
Less than attained age 76	40%
Attained age 76 to attained age 84	25%
Attained age 85 and older	0%

The applicable percentage for each Covered Person is determined when your Certificate is issued. The applicable percentages do not change thereafter except (a) if you replace a Covered Person, as described below, or (b) if applicable, as provided in "Death Benefit During the Spousal Continuation Period" on page 15 of this supplement.

Thus, for example, if your total purchase payments equal $10,000 and your Certificate Value equals $25,000, the increase in the death benefit would be limited to a percentage of $10,000, even though the Certificate Value exceeds purchase payments by $15,000. In this example, if on the Certificate Date you were younger than attained age 76, the standard death benefit would be increased by 40% of $10,000 (the amount by which Certificate Value exceeds purchase payments, capped at the amount of purchase payments), for a $4,000 increase.

Under this formula, withdrawals or adverse investment performance can result in there being no increase over the standard death benefit. Thus, you should consider your expected use of withdrawals and your investment expectations before electing the Leveraged Earnings Death Benefit.

You may add or replace any Covered Person. If the new Covered Person was attained age 85 or older as of the Certificate Date, the Leveraged Earnings Death Benefit will not apply at the death of that new Covered Person. If the new Covered Person was younger than attained age 85 as of the Certificate Date, the Leveraged Earnings Death Benefit for that Covered Person will be the sum of the standard death benefit, plus 25% of the lesser of:

o	purchase payments less withdrawals, and

o	Certificate Value less purchase payments. (minimum $0)

Note that the 40% applicable percentage never applies to a new Covered Person.

Charge for the Optional Leveraged Earnings Death Benefit Rider

The yearly charge for the death benefit is .15% of the "benefit base". This charge percentage will not change over the life of the rider.

On each Certificate Anniversary prior to the Income Date, we calculate and deduct the dollar amount of the yearly charge as follows:

o	we identify the youngest Covered Person and determine the amount of his or her Leveraged Earnings Death Benefit; this amount is the "benefit base",

o	we multiply the benefit base by .15% to determine the dollar amount of the charge, and

o

we then deduct the dollar amount of the charge from your Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or the excess portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value. If there is insufficient value in the Variable Account and the Fixed Account combined, the Certificate will be canceled.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value. We first determine the applicable full yearly charge. We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or partial withdrawals since then. If so, we will use a yearly charge that may be higher or lower since we may adjust the applicable death benefit to reflect each purchase payment and withdrawal you made since the Anniversary. We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount will be due:

o	upon surrender of the Certificate if the death benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see "Death of a Covered Person");

o

if a Certificate is continued after a death and there is no surviving spouse eligible for a second death calculation under the rider because of his or her attained age on the date the death benefit was calculated for the first death; or

o	on or after the Income Date.

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Also, no charge amount will be due on any Certificate Anniversary during the period

o	starting when we receive due proof of death or similar information we reasonably believe to be true and

o	ending when we receive the Designated Beneficiary's request to surrender or continue the Certificate.

If the Designated Beneficiary who is the decedent's surviving spouse continues the Certificate, charges will start again and apply on each subsequent Certificate Anniversary. If any other Designated Beneficiary continues the Certificate, charges will not start again.

The charge for the rider will continue when you replace a Covered Person with one who is attained age 85 and no Covered Person under your Certificate will be younger than attained age 85 on the Certificate Date.

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Revocability and Other Ending of Optional Leveraged Earnings Death Benefit Rider Coverage

You may not revoke the optional Leveraged Earnings Death Benefit rider at any time.

Coverage under this rider ends upon the earliest of:

o	the total surrender of your Certificate;

o

the calculation of the death benefit on the date your Certificate is continued if a surviving spouse is not eligible for a second death calculation under the rider because of his or her attained age on such date; or

o	the start of annuity payments on the Income Date.

After the rider ends, there will be no further charges for the rider and no past charges will be refunded. The rider's death benefit amount will no longer apply as an additional component of the Certificate's death benefit. Instead, the Death Benefit will be as described in the applicable section above.

II.	New Death Benefit Provisions

A.

"Death Provisions for Non-Qualified Certificates" (and all the sections thereunder except for "Systematic Withdrawal and Systematic Investment Programs") and "Death Provisions for Qualified Certificates", at pages 30-35 of the prospectus are deleted in their entirety and replaced with the following provisions:

DEATH PROVISIONS

Death of a Covered Person

This section describes who under different scenarios owns the Certificate after a death and what rights that Owner has, who will become the new Annuitant, if applicable, and when we calculate the death benefit. Your and the Designated Beneficiaries rights in various scenarios are described below.

As explained in more detail below, in general, upon the death of a Covered Person, the Designated Beneficiary may choose to surrender the Certificate for the death benefit or continue the Certificate for a specified period. In addition, in certain circumstances if your spouse continues the Certificate upon your death, we will (a) if applicable, "top up" the value of the Certificate so that it equals the death benefit at your death, and (b) we will pay a death benefit under the Certificate at the death of your spouse.

Covered Persons are you, or any joint Certificate Owner(s), or the Annuitant. If there is a non-natural Certificate Owner, such as a trust, the Annuitant is the sole Covered Person. Upon the death of any Covered Person while the Certificate is In Force, the Designated Beneficiary will become the new Certificate Owner. The Designated Beneficiary is determined in the following order: you; the joint Certificate Owner(s); the primary beneficiary(ies); the contingent beneficiary(ies); and your estate. If you and one or more joint Certificate Owners are alive, all such persons will be the Designated Beneficiary.

The death benefit does not affect the Certificate Value prior to the death of a Covered Person, but it may increase it after such a death. We calculate a death benefit on the date we receive both due proof of death and a written request from the Designated Beneficiary to surrender or continue the Certificate. The calculated death benefit will include any applicable optional death benefit. If the Certificate is being continued and the calculated death benefit is greater than the Certificate Value on the date of calculation, we add the difference to the Certificate Value. We allocate this additional amount to the Variable Account and/or the Fixed Account based on the current purchase payment allocation selection then in effect. During any period following a relevant death while the Certificate is continued and in effect, the Designated Beneficiary may exercise all ownership rights, including the right to make purchase payments, to make transfers and partial withdrawals, and to surrender the Certificate for its Certificate Withdrawal Value, as it may be adjusted.

The following paragraphs describe more specifically the consequences of the death of different types of Covered Persons.

If the decedent was the Certificate Owner and the decedent's surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent's surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. We calculate the death benefit after the death when the surviving spouse elects to surrender or continue the Certificate. If the surviving spouse elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent's surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. If the second decedent is the first decedent's surviving spouse, we calculate the death benefit after this second death, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit. For this second death, the method of calculating the death benefit is modified as described in the section below headed "Death Benefit During the Spousal Continuation Period". We will not calculate and pay a second death benefit if the first decedent's surviving spouse changes his or her sole ownership of the Certificate before his or her death.

We will not pay a death benefit after any subsequent (e.g., third) death.

If the decedent was the Certificate Owner and the decedent's surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent's surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. We calculate the death benefit after the death of the Annuitant when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a subsequent death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer that the five-year continuation period specified above.

Standard Death Benefit

The standard death benefit for a Covered Person is the greatest of:

o	the current "net purchase payment death benefit", less any premium taxes,

o	the current "High Anniversary Value", less any premium taxes, and

o	the current Certificate Value, less any premium taxes.

Net Purchase Payment Death Benefit. The net purchase payment death benefit is:

o	the initial purchase payment, plus

o	any additional purchase payments made prior to the death benefit calculation date, less

o	any partial withdrawals (including any applicable surrender charges) made prior to the death benefit calculation date.

High Anniversary Value. On the Certificate Date, we will determine if any Covered Person is attained age 80 or older. If so, the "High Anniversary Value" will not apply upon his or her death. Thus, in "Standard Death Benefit" above, the "High Anniversary Value" shall be zero. Also, the "High Anniversary Value" shall be zero if a Covered Person, regardless of age, dies within the first Certificate Year. This zero treatment effectively changes the death benefit applicable to the particular Covered Person from the greatest of three defined amounts to the greater of just two of those amounts.

We calculate the High Anniversary Value as follows. On the first Certificate Anniversary, the High Anniversary Value for each applicable Covered Person equals the Certificate Value. Thereafter, we recalculate the High Anniversary Value on:

(a)	each day there is a purchase payment or withdrawal; and

(b)	each Certificate Anniversary, until such Covered Person attains age 81.

When we receive a purchase payment or pay a withdrawal, we adjust the High Anniversary Value by:

o	adding any additional purchase payments made that day; and

o	subtracting the following amount for each withdrawal made that day:
(i)	the amount of the withdrawal (including any applicable surrender charge),

(ii)	divided by the Certificate Value immediately before the withdrawal, and

(iii)	multiplied by the "High Anniversary Value" immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary until the Covered Person has attained age 81, we adjust the High Anniversary Value by comparing the then-current Certificate Value with the then-current High Anniversary Value, adjusted as described above. If the then-current Certificate Value exceeds the adjusted High Anniversary Value, the then-current Certificate Value will become the new High Anniversary Value.

After a Covered Person has attained age 81, we will no longer adjust the High Anniversary Value to reflect changes in the Certificate Value, except as set forth below with respect to adding or changing a Covered Person. Thereafter, however, until the date of death, we will continue to adjust, as described above, the High Anniversary Value to reflect purchase payments and/or withdrawals.

Between the date of death and the calculation of the Death Benefit upon receipt of the Designated Beneficiary's request to surrender for the death benefit or continue the Certificate, we will further adjust the High Anniversary Value for each applicable Covered Person by adding purchase payments and/or subtracting withdrawals. Withdrawals are subtracted on a dollar-for-dollar basis as described above with respect to the net purchase payment death benefit. We will not adjust the High Anniversary Value to reflect changes in the Certificate Value between the date of death and the calculation of the Death Benefit.

You may add or replace any Covered Person. If the new Covered Person had attained age 80 as of the Certificate Date, the High Anniversary Value will not apply at the death of the new Covered Person. Also, if at the time you add or replace a Covered Person all of the existing Covered Persons have survived until the Certificate Anniversary immediately preceding the date they attain age 81, the High Anniversary Value for the new Covered Person will equal the High Anniversary Value of the youngest of the other Covered Persons. We will adjust that High Anniversary Value only as described above to reflect the addition of purchase payments and/or the subtraction of withdrawals.

Optional Death Benefits

Subject to state availability, we offer two different death benefit rider options, which may increase the standard death benefit amount. You may elect both, either or neither. You may only elect an option at the time you purchase your Certificate. You may not elect the Enhanced Death Benefit option if the Covered Persons are all over age 75 on the Certificate Date or the option is not available in your state. You may not elect the Leverage Earnings Death Benefit option if all Covered Persons are attained age 85 or older on the Certificate Date or the option is not available in your state.

Your election of the Leveraged Earnings Death Benefit rider is irrevocable while your election of the Enhanced Death Benefit rider is revocable only within 30 days after the seventh Certificate Anniversary. We will deduct a rider's charge while the Certificate remains in effect until the Income Date. You should carefully consider whether electing an optional Death Benefit is right for you.

Optional Enhanced Death Benefit Rider

The Standard Death Benefit section above provides that, for a total surrender or a continuation of the Certificate where the death benefit is to be calculated, the death benefit will generally be the greatest of three defined amounts. If you have elected the optional Enhanced Death Benefit rider, the applicable death benefit will be the greatest of those three defined amounts and the fourth amount defined in this section, which is referred to as "Purchase Payments with Interest" (PPI) less any premium taxes.

The Enhanced Death Benefit rider does not change your Certificate Value at any time prior to the death of a Covered Person and does so after such a death only if the PPI amount is the applicable Death Benefit.

Purchase Payments with Interest (PPI). On the Certificate Date, we will determine if any Covered Person is attained age 80 or older. If so, PPI will not apply upon his or her death. Thus, for purposes of the above calculation of the death benefit, the PPI amount shall be zero. Also, PPI shall be zero if a Covered Person, regardless of age, dies within the first Certificate Year. This zero treatment, in conjunction with the same zero treatment applicable to the "High Anniversary Value", effectively changes the death benefit applicable to the particular Covered Person from the greatest of four defined amounts to the greater of only two of those amounts.

If any Covered Person is under attained age 80 on the Certificate Date, we calculate the PPI amount on Certificate Anniversaries with an adjustment between Certificate Anniversaries if you make a purchase payment or withdrawal. We do this calculation for each Covered Person under attained age 80 on the Certificate Date so that the PPI amount will be available if the death benefit calculation under the rider is applicable to that person's death. The PPI amount for each applicable Covered Person equals, on each Certificate Anniversary, the initial purchase payment increased from the Certificate Date to the date of the Certificate Anniversary based on an annual compound interest rate of 6%. When we receive a purchase payment or pay a withdrawal, we adjust the PPI amount accumulating at 6% by:

o	adding any additional purchase payments made that day; and

o	subtracting the following amount for each withdrawal made that day:

o	the amount of the withdrawal (including any applicable surrender charge),

o	divided by the Certificate Value immediately before the withdrawal, and

o	multiplied by the PPI amount immediately before the withdrawal.

Except as set forth below with respect to adding or changing a Covered Person, our last Certificate Anniversary calculation of the PPI amount for each applicable Covered Person will occur:

o	if the Covered Person dies prior to his or her 81st birthday, on the Certificate Anniversary before that person's death, or

o	if the Covered Person dies on or after his or her 81st birthday, on the Certificate Anniversary before his or her 81st birthday.

Between our last Certificate Anniversary calculation and the date of death, the PPI amount for each applicable Covered Person will not change unless you make purchase payments and/or withdrawals, in which case we will increase or decrease, respectively, the person's PPI amount in the manner described above.

Between the date of death and the calculation of the Death Benefit upon receipt of the Designated Beneficiary's request to surrender or continue the Certificate for the death benefit, the PPI amount last determined before death under the prior sentence will not change unless you make purchase payments and/or withdrawals, in which case we will increase or decrease, respectively, the PPI amount in the manner described above except for the division and multiplication steps.

You may add or replace any Covered Person. If (a) at least one current Covered Person has not yet reached the Certificate Anniversary before his or her 81st birthday and (b) you either add or replace any Covered Person with a person who is attained age 80 or older as of the Certificate Date, the PPI amount will not apply upon the new Covered Person's death. Thus, for purposes of the calculation of the death benefit, the PPI amount shall be treated as equaling zero. This zero treatment, in conjunction with the same zero treatment applicable to the "High Anniversary Value", effectively changes the death benefit applicable to the new Covered Person from the greatest of four defined amounts to the greater of only two of those amounts.

If each Covered Person lives until the Certificate Anniversary before his or her 81st birthday and then you add or replace a Covered Person, the current PPI amount for the youngest of the other Covered Persons will become the PPI amount for the new Covered Person. If this value is zero, it will never change from zero; this zero treatment effectively changes the Death Benefit applicable to the new Covered Person from the greatest of four defined amounts to the greater of only two of those amounts. If the PPI amount for the new Covered Person is greater than zero, it will change only if you make purchase payments and/or withdrawals, in which case we will increase or decrease, respectively, the PPI amount in the manner described above except for the division and multiplication steps.

Charge for the Optional Enhanced Death Benefit Rider

The yearly charge for the Enhanced Death Benefit rider is .05% of the "benefit base" if you purchase the rider along with the optional guaranteed income benefit rider and you do not revoke the income rider. The yearly charge for the death benefit rider is .10% if you purchase it separately or you purchase both riders together but then revoke the income rider. If the income rider is revoked, the .10% charge for the death benefit rider will begin after the seventh Certificate Anniversary since revocation can only occur on that Anniversary. These charge percentages will not change over the life of the riders. We will continue to impose this charge even after we cease to adjust the PPI because of the attained age of the Covered Persons. Thus, you should consider the age of all Covered Persons to decide whether this death benefit option is right for you.

On each Certificate Anniversary on or before the end of the rider's coverage (see "Revocability and Other Ending of Optional Enhanced Death Benefit Rider Coverage" below), we calculate and deduct the dollar amount of the rider's yearly charge as follows:

o

we identify the youngest Covered Person and determine on each Certificate Anniversary the greater of his or her PPI amount and the "High Anniversary Value", both defined above; the greater of these two amounts is the "benefit base",

o	we multiply the benefit base by the applicable charge percentage in order to determine the dollar amount of the charge, and

o

we then deduct the dollar amount of the charge from your Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or the excess portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value. If there is insufficient value in the Variable Account and the Fixed Account combined, the Certificate will be canceled.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value. We first determine the applicable full yearly charge. We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or partial withdrawals since then. If so, we will use a yearly charge that may be higher or lower since we will substitute the following for both the PPI amount and the "High Anniversary Value" we used in the Anniversary calculations: those two amounts after both are adjusted for each purchase payment and withdrawal you made since the Anniversary. We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount will be due:

o	upon surrender of the Certificate if the death benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see "Death of a Covered Person");

o

if a Certificate is continued after a death and there is no surviving spouse eligible for a second death calculation under the rider because of his or her attained age on the date the death benefit was calculated for the first death; or

o	on or after the Income Date.

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Also, no charge amount will be due on any Certificate Anniversary during the period

o	starting when we receive due proof of death or similar information we reasonably believe to be true and

o	ending when we receive the Designated Beneficiary's request to surrender or continue the Certificate.

If the Designated Beneficiary who is the decedent's surviving spouse continues the Certificate, charges will start again and apply on each subsequent Certificate Anniversary. If any other Designated Beneficiary continues the Certificate, charges will not start again.

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Revocability and Other Ending of Optional Enhanced Death Benefit Rider Coverage

You may revoke the optional Enhanced Death Benefit rider in writing only on, or within 30 days after, the seventh Certificate Anniversary. There is no charge to do this since the final (seventh) year's charge for the rider will already have been calculated and deducted on the seventh Certificate Anniversary.

Coverage under the rider ends upon the earliest of:

o	the seventh Certificate Anniversary if you revoke the rider within 30 days after that Anniversary;

o	the total surrender of your Certificate;

o

the calculation of the death benefit on the date your Certificate is continued if a surviving spouse is not eligible for a second death calculation under the rider because of his or her attained age on such date; or

o	the start of annuity payments on the Income Date.

After the rider ends, there will be no further charges for the rider and no past charges will be refunded. The rider's death benefit amount will no longer apply as an additional component of the Certificate's death benefit. Instead, the Death Benefit will be as described in the applicable section above.

Death Benefit During the Spousal Continuation Period

As explained above, if the Certificate Owner dies and the decedent's spouse is the sole Designated Beneficiary or if the Annuitant dies and the decedent's spouse is the sole Certificate Owner, the spouse may choose to continue the Certificate. The date upon which we receive due proof of death and the spouse's written request to continue the Certificate is called the "Continuation Date", and the period after the Continuation Date while the Certificate remains in force is called the "Continuation Period".

Upon the death of the surviving spouse during the Continuation Period while he or she is still the sole Certificate Owner, the method of calculating the death benefit is modified as described below.

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The "Net Purchase Payment Death Benefit" will equal

o	the death benefit calculated as of the Continuation Date; plus

o	any additional purchase payment occurring after the Continuation Date; less

o	any partial withdrawals (including any applicable surrender charge) occurring after the Continuation Date.

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For purposes of calculating the "High Anniversary Value",

o	the High Anniversary Value will be zero if the surviving spouse is attained age 80 or older upon the Continuation Date; and

o

as to a younger surviving spouse, only Certificate Anniversaries occurring after the Continuation Date will be taken into consideration. The High Anniversary Value shall be zero if the surviving spouse dies before the first Certificate Anniversary in the Continuation Period. On the first Certificate Anniversary after the Continuation Date, the High Anniversary Value for the surviving spouse will equal the Certificate Value. Thereafter we will adjust and recalculate the High Anniversary Value as described in the section entitled "High Anniversary Value" above.

For purposes of calculating the "Purchase Payments with Interest" ("PPI") amount for the optional Enhanced Death Benefit rider,

o	the initial purchase payment will be the death benefit calculated as of the Continuation Date;

o	only purchase payments and withdrawals occurring after the Continuation Date will be included in the calculation; and

o	the PPI will not apply upon the death of any surviving spouse who is attained age 80 or older on the Continuation Date.

We will not charge for the optional Enhanced Death Benefit rider during the Continuation Period if the surviving spouse is attained age 80 or older on the Continuation Date.

If the optional Leveraged Earnings Death Benefit rider is applicable, the calculation method described under "Optional Leveraged Earnings Death Benefit Rider" is modified for a death during the Continuation Period as follows:

o	the Leveraged Earnings Death Benefit will not apply upon the death of any surviving spouse who is attained age 85 or older on the Continuation Date;

o	the applicable percentage will be based on the attained age of the surviving spouse on the Continuation Date; and

o	"purchase payments" will be the sum of the death benefit amount calculated as of the Continuation Date plus any purchase payments made after the Continuation Date.

As a result of these modifications to the method of calculating the Leveraged Earnings Death Benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date. In addition, the maximum earnings on which we calculate the Leveraged Earnings Death Benefit will be based solely upon purchase payments paid after the Continuation Date (adjusted for withdrawals, and any associated charge). Accordingly, if your spouse does not pay additional purchase payments after the Continuation Date, we will not pay a Leveraged Earnings Death Benefit during the Continuation Period.

We will not charge for the optional Leveraged Earnings Death Benefit rider during the Continuation Period if your spouse is attained age 85 or older on the Continuation Date.

However, we will collect this charge even if your spouse does not pay any additional payments after the Continuation Date and therefore is not eligible for a Leveraged Earnings Death Benefit upon his or her death. In addition, if your spouse pays little or no payments after the Continuation Date, the potential Leveraged Earnings Death Benefit may be much lower than it was before the Continuation Date. We continue to collect this charge at the same rate because the level of this charge is based on the expected Certificate Value and duration of all Certificates having the Leveraged Earnings Death Benefit Rider.

Payment of Death Benefit

Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any surrender Death Benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death; and

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy.

For example, Annuity Options A, B, and D can meet these criteria, provided that any guaranteed payments are not scheduled to continue past the Designated Beneficiary's life expectancy. If the Designated Beneficiary dies before all guaranteed payments have been made, the successor payee may not extend the period of time during which the remaining payments are to be made.

III.	Other Changes

A.	The following sentence should be added to the second paragraph on page 1 of the prospectus:

As of the date of this prospectus the Certificate is not available for sale in Oregon. If you live in Oregon, you or your agent should call 1-800-426-3750 to see whether the Certificate has been approved for sale in your state.

B.	The following definitions should be added to the section entitled "Definitions" on page 3 of the prospectus:

Attained Age: The age of an individual, in years, as of their last birthday.

Net Asset Value: The difference between the value of assets and the amount of liabilities.

C.	The third paragraph under the section headed "Keyport and the Variable Account" on page 17 of the prospectus should be replaced with the following:

On November 1, 2000, Liberty Financial Companies, Inc., a Massachusetts corporation ("LFC"), our corporate parent, issued a press release stating that it has retained CS First Boston to help explore strategic alternatives, including the possible sale of LFC. On May 2, 2001, LFC signed a definitive agreement to sell its annuity and bank marketing businesses, which include Keyport, to Sun Life Financial Services of Canada Inc. ("Sun Life"). The transaction is subject to customary conditions to closing, including receipt of approvals by various state insurance regulators in the United States, certain other regulatory authorities in the United States and Canada and LFC's shareholders. The transaction is expected to close in the second half of 2001.

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D.	The second sentence in the seventh paragraph in the section headed "Deductions for Surrender Charge" on page 24 of the prospectus should be replaced with the following:

Selling dealers may receive up to 8.50% of purchase payments.

E.	The first paragraph in the section headed "Enhanced Death Benefit Rider" on page 33 of the prospectus should be replaced with the following:

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The Standard Death Benefit section above provides that, for a total surrender or a continuation of the Certificate where the death benefit is to be calculated, the death benefit will generally be the greatest of three defined amounts. If you have elected the optional enhanced death benefit rider, the applicable death benefit will be the greatest of those three defined amounts and the fourth amount defined in this section, which is referred to as "Purchase Payments with Interest" (PPI), less any premium taxes. You may not elect the rider if you, any Joint Certificate Owner(s), and the Annuitant are all attained age 75 or older on the Certificate Date or the rider is not available in your state.

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F.

The name of the section headed "Charge for Rider" on page 34 of the prospectus should be changed to "Charge for Enhanced Death Benefit Rider" and the following sentences should be added at the end of the first paragraph in that section:

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We will continue to impose this charge even after we cease to adjust the PPI because of the attained age of the Covered Persons. Thus, you should consider the age of all Covered Persons to decide whether this death benefit option is right for you.

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G.	The third bullet point in the second paragraph in the section headed "Charge for the Rider" on page 34 of the prospectus should be deleted and replaced with the following:
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o

then, we deduct the dollar amount of the charge from your Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or the excess portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value. If there is insufficient value in the Variable Account and the Fixed Account combined, the Certificate will be canceled.

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H.	The second bullet point in the fourth paragraph in the section headed "Charge for the Rider" on page 34 of the prospectus should be deleted and replaced with the following:
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o	on or after the Income Date.

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I.	The following sentences should be added at the end of the fourth paragraph of the section headed "Partial Withdrawals and Surrender" on page 36 of the prospectus:

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A partial withdrawal or total surrender of variable payout Option A may be subject to surrender charges, as described in "Deductions for Surrender Charge". The "free withdrawal amounts" described in that section are not applicable. Thus, the surrender charge equals the applicable surrender charge percentage(s) multiplied by:

o	for a partial withdrawal, the withdrawal amount; and

o	for a total surrender, the Certificate's remaining purchase payment(s).

See "Annuity Payments" in "Tax Status" for the manner in which partial withdrawals may be taxed.

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J.	The following paragraph should be added at the end of "Annuity Payments" on page 44 of the prospectus:

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The Code does not specifically address partial withdrawals from annuity payments. Based on a private letter ruling issued by the Internal Revenue Service ("IRS") in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult your tax adviser prior to making a partial withdrawal.

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K.	The third and fourth sentences in the first paragraph in the section entitled "Guaranteed Income Benefit Rider" on page 39 of the prospectus are deleted.
L.	The following section should be added at the end of the section entitled "Tax Status" beginning on page 43 of the prospectus:

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Status of Death Benefits in IRAs. Federal tax law with respect to Individual Retirement Accounts prohibits investment in life insurance contracts by such Accounts. The tax regulations expressly permit an Individual Retirement Account to hold an annuity contract if the death benefit provided under the contract is no more than the greater of the total premiums paid for the contract (net of prior withdrawals) or the contract's cash value.

Federal tax law with respect to Individual Retirement Annuities does not specifically limit the death benefit that may be provided under such Annuities. We believe that death benefits under an annuity contract do not prevent such a contract from qualifying as an Individual Retirement Annuity so long as the death benefit is a taxable death benefit and not a tax-exempt life insurance benefit. However, it might be inferred from the regulations applicable to Individual Retirement Accounts that an Individual Retirement Annuity cannot provide a death benefit that is more than the greater of the total premiums paid for the contract (without interest) or the contract's cash value.

In certain circumstances, the death benefit payable under the Certificate or one or both of the death benefit rider options (Leveraged Earnings Death Benefit Rider and Enhanced Death Benefit Rider) may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Certificate. The Internal Revenue Service has stopped issuing favorable opinion letters with respect to Individual Retirement Annuities that provide death benefits that can exceed the greater of the total premiums paid for the contract (net of prior withdrawals) or the contract's cash value. Although we believe that the use of enhanced death benefits should not result in adverse tax treatment, we can give no assurance that the IRS will approve the Certificate as an Individual Retirement Annuity. If the Certificate fails to qualify as an Individual Retirement Annuity, then you could be taxable on the entire balance of your Individual Retirement Annuity and could also be subject to a 10% penalty tax if you are under age 59 1/2. You should consult a qualified tax adviser before purchasing the Certificate as an Individual Retirement Annuity or adding either or both of the optional death benefit riders to the Certificate if it is an Individual Retirement Annuity.

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M.	The following sentence should be added as the third sentence in the second paragraph under the section headed "Sales of the Certificates" on page 47 of the prospectus:

The percentage may increase to 8.50% in a variable payout under Option A is elected within the first Certificate Year.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

KC.SUP(2)	09/01